UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   August 23, 2006
WORTHINGTON INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:   (614) 438-3210
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On August 22, 2006, Worthington Industries, Inc. (the “Registrant”) filed with the Securities and Exchange Commission the Registrant’s Definitive Proxy Statement for the Annual Meeting of Shareholders to be held on September 27, 2006 (the “2006 Proxy Statement”).
Under the Worthington Industries, Inc. 1997 Long-Term Incentive Plan (the “LTIP”), certain long-term incentive awards have been granted to the Registrant’s key management employees, including John P. McConnell, John S. Christie, George P. Stoe, Joe W. Harden and Edmund L. Ponko, Jr., each of whom is a named executive officer of the Registrant for purposes of the disclosure required by Item 402 of SEC Regulation S-K (the “Named Executives”). On May 16, 2003, the Compensation and Stock Option Committee (the “Committee”) of the Registrant’s Board of Directors granted cash performance awards (“Awards”) under the LTIP to certain executives, including the Named Executives, under which payouts were tied to achieving specified performance levels for the three-year performance period from June 1, 2003 to May 31, 2006. Payouts in respect of performance awards granted to corporate executives, including Messrs. McConnell and Christie, were generally tied to achieving specific levels (threshold, target and maximum) of corporate earnings per share growth and cumulative corporate economic value added for the applicable three-year performance period, with each performance measure carrying a 50% weighting. For business unit executives, including Messrs. Harden, Ponko and Stoe (who was President of Worthington Cylinder Corporation at the time his Award was granted), corporate earnings per share growth and cumulative corporate economic value added measures together carried a 50% weighting, and business unit operating income targets were weighted 50%. In August 2006, the Committee approved the payout of Awards under the LTIP as a result of the achievement of specified performance levels for the period from June 1, 2003 to May 31, 2006. The payments to be made to the Named Executives for the three-year performance period from June 1, 2003 to May 31, 2006 are set forth in the Summary Compensation Table and note (4) thereto included at pages 17 and 18 of the electronic version of the 2006 Proxy Statement. The 2006 Proxy Statement is filed as Exhibit 20.1 to this Current Report on Form 8-K and the information set forth on pages 17 and 18 of such Exhibit in respect of the payout of Awards to be received by Messrs. McConnell, Christie, Stoe, Harden and Ponko is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)-(c) Not applicable.
(d) Exhibits:

Exhibit No.	Description

20.1	Definitive 2006 Proxy Statement of Worthington Industries, Inc. (the information concerning the payout of Awards contained in the Summary Compensation Table on page 17 and note (4) thereto, on page 18 of the Exhibit, is specifically incorporated by reference into this Current Report on Form 8-K).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: August 23, 2006
	By:	/s/Dale T. Brinkman

Dale T. Brinkman, Vice President-Administration, General Counsel & Secretary

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